1933 Act File No.: 2-93131
                                             1940 Act File No.: 811-4044

                       Securities and Exchange Commission
                              Washington, DC 20549


                                    Form N-1A

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933


                         Post Effective Amendment No. 15

                                     and/or

                  REGISTRATION UNDER THE INVESTMENT ACT OF 1940

                                Amendment No. 17

                              _____________________

                               THE PARNASSUS FUND

               (Exact Name of Registrant as Specified in Charter)

                        One Market - Steuart Tower #1600
                             San Francisco, CA 94105

                     (Address of Principal Executive Office)

        Registrant's Telephone Number including Area Code: (415) 778-0200

                                Jerome L. Dodson
                        One Market - Steuart Tower #1600
                             San Francisco, CA 94105

                     (Name and Address of Agent for Service)
                             ----------------------

              It is proposed that this filing will become effective

      X On April 1, 1998 pursuant to paragraph (a) of Rule 485

--------------------------------------------------------------------------------

Issuer has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Section 270.24f-2 and the Rule 24f-2 notice for issuer's fiscal year ending December 31, 1997 will be filed on or about February 27, 1998.



                               THE PARNASSUS FUND


                              Cross Reference Index
              ITEM                                            REFERENCE
              ----                                            ---------
  Part A.     Information Required in a Prospectus
  Item 1.     Cover Page                                      Cover Page (p.1)
  Item 2.     Synopsis; Fee Information                       Fund Expenses (p.2)
  Item 3.     Financial Highlights                            Financial Highlights (p.3)
  Item 4.     General Description of Registrant               Investment Objective (p.4)
                                                              Principal Investment Restrictions (p.6); General
                                                              Information (p.13)
  Item 5.     Management of the Fund                          Management (p.6); The Adviser (p.8) General Information
                                                              (p.13)
  Item 6.     Capital Stock and other Securities              Distributions and Taxes (p.11);  How to Purchase Shares
                                                              (p.8) Management (p.6)
  Item 7.     Purchase of Securities Being                    How to Purchase Shares (p.8)
  Item 8.     Redemption or Repurchase                        How to Redeem Shares (p.10)
  Item 9.     Legal Proceedings                               None


Part B   Information Required in a Statement of Additional Information
  Item 10.   Cover Page                                       Cover Page (B-1)
  Item 11.   Table of Contents                                Table of Contents (B-1)
  Item 12.   General Information & History                    General (B-8)
  Item 13.   Investment Objective & Policies                  Investment Objectives & Policies (B-2)
  Item 14.   Management of the Registrant                     Management (B-4)
  Item 15.   Control Person & Principal Holders of            None
             Securities
  Item 16.   Investment Advisory & Other Services             The Adviser (B-5)
  Item 17.   Brokerage Allocation & Other Practices           The Adviser (B-5); Portfolio Transactions and
                                                              Brokerage (B-6)
  Item 18.   Capital Stock & Other Securities                 General (B-8)
  Item 19.   Purchase, Redemption & Pricing of Securities     Net Asset Value (B-7)
             Being Offered
  Item 20.   Tax Status                                       Prospectus (p.11)
  Item 21.   Underwriters                                     Portfolio Transactions and Brokerage (B-6)
  Item 22.   Calculation of Performance Data                  Performance Advertising and Calculation of Total
                                                              Return and Yield (B-7); Prospectus (p.12)
  Item 23.   Financial Statements                             Financial Statements (B-9)

THE PARNASSUS FUND


PROSPECTUS-APRIL 1, 1998

     The Parnassus Fund (the "Fund") is a diversified open-end management investment company, managed by Parnassus Investments (the "Adviser"). The Fund's investment objective is to achieve long-term growth of capital. The Adviser chooses the Fund's investments using social as well as financial criteria. In general, the Adviser will choose investments that it believes will have a positive social impact.

     This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information ("SAI") dated April 1, 1998, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by calling or writing the Fund at the address listed above.




                                TABLE OF CONTENTS


Fund Expenses                           2    How to Purchase Shares            8
Financial Highlights                    3    How to Redeem Shares             10
The Legend of Mt. Parnassus             3    Distributions and Taxes          11
Investment Objective and Policies       4    Performance Information          12
Principal Investment Restrictions       6    General Information              13
Management                              6


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND EXPENSES

     The following table illustrates all expenses and fees that a shareholder of the Fund will incur.

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------
Maximum Sales Load Imposed on Purchases ..............................3.5%
Maximum Sales Load Imposed on Reinvested Dividends ...................None
Redemption Fees ......................................................None



     ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
     ----------------------------------------------------------------------
     Management Fees..................................................0.66%
     12b-1 Fees .......................................................None
     Other Operating Expenses ........................................0.45%
     Total Fund Operating Expenses ...................................1.11%

     The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The following example illustrates the expenses that you would pay on a $1000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.

    ONE YEAR            THREE YEARS           FIVE YEARS         TEN YEARS
       $46                  $69                   $94              $165

     The expenses shown above are cumulative--not ones you pay every year. For example, the $173 figure for ten years is not the annual expense figure, but the total cumulative expenses a shareholder would have paid for the entire ten-year period. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown. For a fuller description of expenses, see pages 8 and 9 of this prospectus.


         From time to time, the Fund may direct brokerage commissions to firms that may pay certain expenses of the Fund subject to "best execution." This is done only when brokerage costs are reasonable and the Fund determines that the reduction of expenses is in the best interest of the shareholders. See page B-7 of the SAI for more information. Since the Fund did not engage in such directed brokerage in 1997 and if it does so in the future, such directed brokerage is expected to occur on an irregular basis, so the effect on the expense ratios cannot be calculated with any degree of certainty.


(footnote deleted)

FINANCIAL HIGHLIGHTS
--------------------

     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the ten years in the period ended December 31 are as follows:

                              1997       1996       1995       1994      1993      1992      1991       1990      1989     1988
                            ----------------------------------------------------------------------------------------------------
Net asset value at
beginning of period           34.39      31.77      32.82      31.81     29.94     23.53     16.09      20.62     20.46    16.16
                            ----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(loss)   (0.14)     (0.06)      0.15       2.73      0.27      0.01      0.06       0.16      0.27    (0.05)
Net realized and
unrealized gain
(loss) on securities          10.04       3.77       0.07       1.00      4.84      8.60      8.29      (4.52)     0.30     6.90
                            ----------------------------------------------------------------------------------------------------
   Total from investment
     operations               9.90        3.71       0.22       3.73      5.11      8.61      8.35      (4.36)     0.57     6.85
                            ----------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
Dividends from net               -           -      (0.16)     (0.47)    (0.25)    (0.04)    (0.06)     (0.17)    (0.18)      -
investment income
Distributions from net
realized gain on securities  (8.55)      (1.09)     (1.11)     (2.25)    (2.99)    (2.16)    (0.85)         -     (0.23)   (2.55)
                            -----------------------------------------------------------------------------------------------------
    Total distributions      (8.55)      (1.09)     (1.27)     (2.72)    (3.24)    (2.20)    (0.91)     (0.17)    (0.41)   (2.55)
                            -----------------------------------------------------------------------------------------------------
Net asset value at end of    35.74       34.39      31.77      32.82     31.81     29.94     23.53      16.09     20.62    20.46
period
                            =====================================================================================================
TOTAL RETURN *               29.70%      11.68%      0.62%     11.98%    17.31%    36.80%    52.56%    (21.16%)    2.85%   42.44%

RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to
average net assets            1.11%       1.10%      1.02%      1.14%     1.26%     1.47%     1.51%      1.77%     1.65%    2.15%
Ratio of net investment
income (loss) to average
net assets                   (0.44%)     (0.17%)     0.54%      0.43%     0.13%     0.02%     0.26%      0.87%     1.21%   (0.49%)
Portfolio turnover rate      68.90%      59.60%     29.10%     28.10%    21.00%    32.80%    24.61%     38.25%    11.45%   32.34%
Average  commission per
share **                     $0.024      $0.033       .-         .-        .-        .-        .-         .-        .-       .-
Net Assets, End of Period  $337,425    $268,235   $259,133   $160,994   $98,774   $56,237   $31,833    $20,738   $23,048  $10,863
(000)

* Total  return  figures do not adjust for the sales  charge.

**Average  commission rate is calculated for the periods beginning on or after January 1, 1996.

Note: This information is taken from audited  financial  statements that were published in the Fund's annual reports and was audited by Deloitte & Touche LLP.




THE LEGEND OF MT. PARNASSUS

     Parnassus is a mountain in central Greece whose twin peaks rise more than 8,000 feet above sea level. A dense forest covers the slopes of Mt. Parnassus, but the summit is rocky and, most of the time, covered with snow. The mountain plays a prominent role in Greek mythology because on its southern slope, overlooking the Gulf of Corinth, lies Delphi, site of the famous oracle. Originally, the oracle belonged to Gaia, the earth goddess. Later, Mother Earth was worshipped under the name Delphyne and she controlled the oracle along with her serpent-son, Python, and her priestess-daughters who controlled the rites. Eventually, the Greek god, Apollo, took over the site, doing away with Python, but keeping the priestesses.

     The most "Greek" of the gods, Apollo represented enlightenment and civilization and presided over the establishment of cities. Identified with the development of Greek codes of law, Apollo was also the god of light, a master musician and skilled archer. Legend has it that Python, an enormous serpent raised in the caves of Mt. Parnassus, controlled the site of Delphi. When Apollo, representing civilization, challenged Python, representing anarchy, there was a heroic struggle, but the god finally killed the dragon by shooting a hundred arrows into its body.

     There were many oracles in ancient Greece, but only the one at Delphi achieved a record of reliability. Apollo's temple at Delphi soon became an enormous storehouse of treasures that were gifts of those who had consulted the oracle.

     The oracle communicated through the voice of a priestess who spoke while in a trance. The priests of Delphi, who interpreted the sayings of the priestess, obtained a great deal of knowledge and information from talking to the people who came from all over the Greek world to consult at the shrine of Apollo. Quite often, the oracle went against the prevailing wisdom of the time and frequently, the proud were humbled and the lowly were justified.




INVESTMENT OBJECTIVE AND POLICIES
---------------------------------

Objective

     The Fund's investment objective is to achieve long-term growth of capital. The Fund will attempt to achieve this objective by investing primarily in "equity securities" based on the criteria described below. "Equity securities" consist of common stocks or securities having the characteristics of common stocks which include convertible preferred stocks, convertible debt securities or warrants (up to 5% of total assets). There can be no assurance that the Fund will achieve its objective.

     The Fund's portfolio emphasizes equity securities issued by established companies. Established companies are defined as those that have at least $150 million in annual sales.


Selection Process

     In general, the Fund's Adviser uses three basic criteria in identifying equity securities eligible for the Fund's portfolio:

    1) the stock is selling at a depressed level compared to its price history for the past five years (see I below);

    2) the issuer is financially sound with good prospects for the future (see II below); and

    3) the issuer has, in the Adviser's judgement, enlightened and progressive management (see III below).


     Generally, the Fund seeks to purchase equity securities that meet the above criteria. How the Adviser determines if a security meets these criteria is discussed below.

     I. THE CONTRARIAN PRINCIPLE. The first criterion listed above can be called "contrarian" since it leads to the purchase of stocks that are out of favor with the investment community. The Adviser evaluates each security to determine whether it has:

        1) a market price whose ratio to book value per share is lower than its historical average over the past five years;

        2) a market price that has declined to 70% or less of the highest market price achieved during the past five years;

        3) a market price whose ratio to sales per share is below its historical average over the past five years; and

        4) a market price that is at a 30% or greater discount to its intrinsic value as calculated by the Adviser.

     The ratios given above are not absolute limits, but represent guidelines generally followed by the Adviser. A security may be selected for the Fund's portfolio even if it does not meet all of the above tests, but generally will not be selected if it does not meet any of such tests.

    II. FINANCIAL CONSIDERATIONS. The Adviser applies financial criteria to each stock that meets its "contrarian" standards in an effort to determine whether the issuer is financially sound and has good prospects for the future. The Adviser generally considers the following factors in determining whether or not a company is financially sound:

        1) financial strength, in the form of net assets, as determined by an analysis of the company's balance sheet;

        2) total annual sales of the company compared to its sales five years ago;

        3) earnings history and the outlook for future earnings; and

        4) the company's net cash flow.

  III.  QUALITATIVE FACTORS.  There are also five  qualitative  factors that, in
        the  Adviser's   opinion,   constitute   "enlightened   and  progressive
        management" of issuers:

        1) the quality of the company's products and services;

        2) the degree to which the company is marketing-oriented and stays close to the customer;

        3) the sensitivity of the company to the communities where it operates;

        4) the company's treatment of its employees; and

        5) the company's ability to innovate and respond well to change.

     Although the Fund emphasizes positive reasons for investing in a company, our operating policies call for excluding companies that manufacture alcohol or tobacco products or are involved with gambling. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.

     On the positive side, the Fund looks for a number of important attributes to determine if a firm is a socially responsible company. These include equitable treatment of employees, a good environmental protection policy, an effective equal employment opportunity program, a record of civic commitment and a history of ethical business dealings.



Other Policies


     The Parnassus Fund may invest up to 5% of its assets in community development loan funds such as those that provide financing for small business and for low and moderate income housing. The Fund will not make loans to a project itself, but rather will invest money in an intermediary community loan fund. With projects having a strong, positive social impact, the Fund may invest in obligations issued by community loan funds at below-market interest rates. Generally, there is no secondary market, and thus no liquidity, for these investments. In general, the Fund seeks to invest in community organizations that have had a successful record in making these kinds of loans and that are deemed creditworthy by the Adviser.

     The Fund may purchase foreign securities up to a maximum of 15% of the value of its total net assets. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as: exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable change can increase its value). The Fund may also invest up to 5% of its total net assets in venture capital limited partnerships. These investments will not be liquid and will likely involve a higher degree of risk than most portfolio securities.

     Under normal circumstances, the Fund will have virtually all of its assets invested in equity securities. However, for temporary defensive purposes or pending the investment of the proceeds from sales of shares of the Fund or sales of portfolio securities, or for other reasons at the discretion of the Adviser, all or part of the assets may be invested in money market instruments or in investment grade, long-term debt securities. The Fund may also enter into repurchase agreements, which basically involve the purchase by the Fund of debt securities and their resale at an agreed-upon price. While the Fund intends to be fully "collateralized" as to such agreements, and the collateral will be marked to market daily, if the entity obligated to repurchase from the Fund defaults or enters bankruptcy, there may be delays and expenses in liquidating the securities, a possible decline in their value and potential loss of interest.

     The Fund may also lend its portfolio securities to broker-dealers and other institutional borrowers to generate income. The Fund will receive collateral to secure the borrower's obligation; however, if the borrower defaults on its obligation, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss in rights in the collateral. See the Statement of Additional Information for further details on repurchase agreements and securities lending.

PRINCIPAL INVESTMENT RESTRICTIONS


     The Fund is subject to certain investment restrictions which are fundamental policies and, as such, cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The Fund's investment objective is such a policy, as are restrictions that provide that the Fund may not: (i) with respect to 75% of its net assets, invest more than 5% of the value of its net assets in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 25% of the value of its total assets in securities of issuers in any one industry; or (iii) borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the Fund's total assets. (Generally, the Fund will not make additional investments while such borrowings are outstanding.) It is possible for the Fund to make limited investments in the securities of other investment companies. Additional information about the Fund's investment restrictions is contained in the Statement of Additional Information.

     It is the position of the Securities and Exchange Commission ("SEC") (and an operating although not a fundamental policy of the Fund) that the Fund may not make certain illiquid investments if thereafter more than 15% of the value of its net assets would be so invested. Investments included in this 15% limit are: (i) those which are restricted, i.e., those which cannot freely be sold for legal reasons; (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the 15% limit does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under section 4 (2) of the Securities Act of 1933, as amended ("1933 Act"), or securities eligible for resale under Rule 144A of the 1933 Act that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees.

     Unless otherwise stated, the Fund's investment policies are operating policies, i.e., non-fundamental, and may be changed by the Board of Trustees without shareholder approval.



MANAGEMENT

     The Fund's Board of Trustees decides on matters of general policy and supervises the activities of the Fund's Adviser. The Fund's officers conduct and supervise the daily business operations of the Fund. The Trustees and officers are listed below, together with their principal occupations during at least the past five years.


     Jerome L. Dodson*, 54, President and Trustee, is also President of Parnassus Investments. From 1975 to 1982, Mr. Dodson served as President and Chief Executive Officer of Continental Savings and Loan Association in San Francisco. From 1982 to 1984, he was President of Working Assets Money Fund and he also served as a Trustee from 1988 to 1991. He is a graduate of the University of California at Berkeley and of Harvard University's Graduate School of Business Administration where he concentrated in finance. Mr. Dodson is the Fund's portfolio manager. He is also President and Trustee of the Parnassus Income Trust. He has served as a Trustee of The Parnassus Income Trust since 1992.

     David L. Gibson, 58, Trustee, is an attorney in private practice specializing in taxation and personal financial planning. From 1973 to 1984, he was with the Crown Zellerbach Corporation where he served as tax counsel and, later, as Director of Public Affairs. Mr. Gibson is active in civic affairs and his special interests include senior citizens and environmental protection. He holds a bachelor's degree in business administration from Virginia Polytechnic Institute, an MBA from Golden Gate University, a JD from Washington and Lee University and an LLM from William and Mary. Mr. Gibson is also a Trustee of The Parnassus Income Trust.

     Gail L. Horvath, 48, Trustee, is co-owner and director of new product development at Just Desserts, a San Francisco-based bakery and cafe. A co-founder of Just Desserts, her experience includes market research, product planning and product development. For four years, she served as a director of Continental Savings of America. She is a graduate of Ohio State University. Ms. Horvath is also a Trustee of The Parnassus Income Trust.

     Herbert A. Houston, 54, is the Chief Executive Officer of the Haight-Ashbury Free Clinics, Inc. Previously, he worked as Development Director for the National Association for Sickle Cell Disease, Vice President of the Bay Area Black United Fund and as an executive for the Combined Federal Campaign and the United Way of the Bay Area. He is a graduate of California State University at Hayward and holds a Master's degree in Public Administration & Health Services from the University of Southern California. Mr. Houston is also a Trustee of The Parnassus Income Trust since 1992.

     Cecilia C.M. Lee, 54, is President of Ultra Media, a Silicon Valley-based electronics firm. She is active in community affairs with the Stanford Children's Hospital and the Cupertino Children's Choir. Ms. Lee is a Director of the Tech Museum of Innovation and the Asian-American Manufacturers Association. She is also on the Advancement Board of the West Valley-Mission Community College. She received a bachelor's degree from the National Music and Art Institute of Taiwan. Ms. Lee is also a Trustee of The Parnassus Income Trust.

     Leo T. McCarthy, 67, is President of the Daniel Group, a partnership involved in foreign trade. His current directorships include Linear Technology, Open Data Systems and the U.S. National Gambling Impact Study Commission. He has also served as a Regent of the University of California. From 1969 to 1982, he served as a member of the California State Assembly, six years as Speaker. From 1983 to 1995, he served as Lieutenant Governor of the State of California where his major responsibility was economic development. He holds a B.S. from the University of San Francisco and a J.D. from San Francisco Law School and is licensed to practice law in California. Mr. McCarthy is also a Trustee of The Parnassus Income Trust.

     Donald E. O'Connor, 61, is a retired executive who spent 28 years as Vice President of Operations for the Investment Company Institute, (the "ICI" is the trade association of the mutual fund industry.) During that period, he also spent 10 years as Chief Operating Officer of the ICI Mutual Insurance Company. Prior to joining the ICI, he spent six years with the SEC, including four years as Branch Chief of Market Surveillance. He currently serves as a Trustee of the Advisors Series Trust, another mutual fund. He is a graduate of The George Washington University and holds a Masters in Business Administration from the same institution. Mr. O'Connor is also a Trustee of The Parnassus Income Trust.

     Howard M. Shapiro, 66, is a consultant to non-profit organizations specializing in marketing, fund-raising and organizational structure. Previously, he worked for 28 years in marketing, advertising and public relations. He is Chairman of the Board of the Portland Housing Authority and is Vice Chairman of the Board of the Albina Community Bank in Portland. He also serves on the Board of Oregon's State Accident Insurance Fund and the Multnomah County Investment Council. Mr. Shapiro is a graduate of the University of Washington. He is also a Trustee of The Parnassus Income Trust. He is no relation to Joan Shapiro.

     Joan Shapiro, 55, is a consultant in development banking, community reinvestment, ethical investing, and corporate social responsibility. For 20 years she worked with the South Shore Bank of Chicago, most recently as Executive Vice President. She is a former President of the Social Investment Forum, the national trade association of the social investment industry. Active in Chicago's civic and cultural life for 25 years, she is a Governor of International House of the University of Chicago and a member of the President's Council of Cornell Women. She is a graduate of Cornell University. Ms. Shapiro is also a Trustee of The Parnassus Income Trust. She is no relation to Howard Shapiro.

     Howard Fong, 52, Vice President and Treasurer, is also Vice President of Parnassus Investments. Mr. Fong began his career as an examiner with the California Department of Savings and Loan. In 1979, he joined Continental Savings where he worked until 1988, most recently as Senior Vice President and Chief Financial Officer. He joined The Parnassus Fund in 1988. Mr. Fong graduated from San Francisco State University with a degree in business administration.

     Richard D. Silberman, 60, Secretary, is an attorney specializing in business law. He has been general counsel to The Parnassus Fund since its inception. He holds a bachelor's degree in business administration from the University of Wisconsin, a Bachelor of Law, also from the University of Wisconsin and a Master of Law from Stanford University. He is a member of both the Wisconsin and California Bars.


*Denotes "interested" trustee as defined in the Investment Company Act of 1940.

The Adviser


     Parnassus Investments (the "Adviser"), One Market-Steuart Tower #1600, San Francisco, California 94105, acts as investment adviser to the Fund, subject to the control of the Fund's Board of Trustees, and as such, supervises and arranges the purchase and sale of securities held in the portfolio of the Fund. The Adviser has had 13 years of experience managing the Fund.

     For its services, the Fund, under an Investment Advisory Agreement (the "Agreement") between the Fund and the Adviser, pays the Adviser a fee, computed and payable at the end of each month, at the following annual percentages of the Fund's average daily net assets: 1.00% of the first $10 million in assets; 0.75% of the amount above $10 million in assets up to $30 million; 0.70% of the amount above $30 million up to $100 million; 0.65% of the amount above $100 million up to $200 million; and 0.60% of the amount above $200 million. For 1997, the Fund paid the Adviser 0.66% of its average daily net assets.

     In addition to the fee payable to the Adviser, the Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian, transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends;
(viii) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund;
(x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute and the Social Investment Forum; (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations which the Fund may have to indemnify its officers and Trustees with respect thereto. In allocating brokerage transactions, the investment advisory agreement states that the Adviser may, subject to its obligation to obtain best execution, consider research provided by brokerage firms or whether those firms sold shares of the Fund. See page B-7 of the SAI for more information on brokerage and portfolio transactions.



HOW TO PURCHASE SHARES
----------------------

     Because the sales charge on its shares is lower than that charged by many other investment companies which impose a sales charge, The Parnassus Fund is what is commonly called a "low load" fund.

     Shares of the Fund may be purchased by sending a check directly to the Adviser, which is also the Fund's principal underwriter ("Distributor") (see "Direct Purchase of Shares" below), or by ordering shares through a broker-dealer which is a member of the National Associations of Securities Dealers, Inc. and has signed a sales agreement with the Distributor (see "Purchases through a Broker-Dealer" below). The purchase price per share is the offering price, which is the net asset value per share as of the next calculation after the order is placed, plus a sales charge calculated as follows:


-------------------------------------------------------------------------------------------------------------------
     SALES CHARGE AS A PERCENTAGE OF
-------------------------------------------------------------------------------------------------------------------
                                                                                                    DEALER DISCOUNT
                                                           OFFERING          NET ASSET              AS A PERCENTAGE
     AMOUNT OF TRANSACTION AT OFFERING PRICE                 PRICE             VALUE                 OFFERING PRICE
-------------------------------------------------------------------------------------------------------------------
     Less than $15,000                                       3.5%              3.63                       3.5%
     $15,000 but less than $25,000                           3.0               3.09                       3.0%
     $25,000 but less than $50,000                           2.5               2.56                       2.5%
     $50,000 but less than $100,000                          2.0               2.04                       2.0%
     $100,000 but less than $250,000                         1.5               1.52                       1.5%
     $250,000 but less than $500,000                         1.0               1.01                       1.0%
     $500,000 but less than $1,000,000                       0.5               0.50                       0.5%
     $1,000,000 or more                                                    No Sales Charge


     Investors in the following categories may combine their purchases into a single transaction to qualify for a reduced sales charge: 1) an individual, his or her spouse and their children purchasing for his, her or their own account(s) and 2) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account.

     Certain categories of people may invest in The Parnassus Fund without paying a sales charge. These categories include Trustees, officers and employees of The Parnassus Fund and the Fund's investment adviser, representatives registered with the National Association of Securities Dealers, Inc., custodial accounts qualifying under Section 403(b) or Section 401(k) of the Internal Revenue Code, pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and discretionary accounts of bank trust departments or registered investment advisers. Investors may be charged a transaction or other fee in connection with purchases or redemptions of Fund shares at net asset value (i.e., without a sales charge) on their behalf by an investment adviser, a brokerage firm or other financial institution.


Statement of Intention (Letter of Intent)

     A single investor may also obtain the reduced sales charges shown above by completing a Statement of Intention. By expressing in writing an intent to invest $15,000 or more within a thirteen-month period, a single investor may obtain the reduced sales charges shown above. You can obtain a form for this purpose by writing or calling the Fund or you can write your own letter of intent.

     While a shareholder is not obligated to fulfill a letter of intent, if the goal is not met, the purchaser is required to pay the difference between the sales charge actually paid and the one that would otherwise have been due had no Statement of Intention been signed.


Rights of Accumulation

     A single investor may also obtain a cumulative quantity discount (known as a right of accumulation) by adding his or her current purchase to the net asset value (at the close of business on the previous day) of all shares previously purchased and still owned in the Fund. The applicable sales charge is then based on this total. A shareholder may also add the total of any investment in The Parnassus Income Trust to The Parnassus Fund total for purposes of calculating the sales charge. To benefit from any right of accumulation (ROA), a shareholder must identify any ROA links to other accounts and communicate these links to the Fund's shareholder service staff.


Other Information

     The Fund also offers additional services to investors, including plans for the systematic investment and withdrawal of money, as well as IRA and SEP plans. Information about these plans is available from the Distributor.

     The minimum initial investment in the Fund is $2,000 except for retirement plans, accounts opened pursuant to a Uniform Transfers to Minors Act (UTMA) or a Uniform Gifts to Minors Act (UGMA), and PAIP accounts which have a $500 minimum initial investment. The minimum additional investment is $50. The Distributor reserves the right to reject any order.


Direct Purchase of Shares

     An investor should complete and mail an application form and send it along with a check payable to The Parnassus Fund. It should be sent to the Fund at the following address:

                               The Parnassus Fund
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105


     An initial investment must be at least $2,000 except for PAIP accounts, UGMA accounts and certain employee benefit plans or tax qualified retirement plans (e.g. IRA(S), SEP(S)) which have a $500 minimum. Subsequent investments for all accounts must be at least $50. With subsequent investments, shareholders should write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. The investment will be processed at the public offering price calculated on the same business day it is received if it arrives before 1:00 p.m. San Francisco time; otherwise, it will be processed the next business day.

Purchases Via Parnassus Automatic Investment Plan (PAIP)

     After making an initial investment to open an account, a Fund shareholder may purchase additional shares ($50 minimum) via the Parnassus Automatic
Investment Plan (PAIP). On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your Fund account on the day of your choice (3rd or 18th day of the month). You can elect this option by filling out the PAIP section on the new account form. For further information, call the Fund and ask for the free brochure called "Automatic Investing and Dollar-Cost Averaging".


Purchases Through A Broker-Dealer


     Broker-dealers may place orders on behalf of clients by calling the Distributor. If a client places an order with a broker-dealer prior to 1:00 p.m. San Francisco time on any business day (see below) and the broker-dealer forwards the order to the Distributor prior to 1:00 p.m. San Francisco time on that day, the order will be processed at the offering price calculated as of 1:00 p.m. that same day. Otherwise, the order will be processed at the offering price next calculated, typically as of the close of the New York Stock Exchange ("NYSE") the next business day. The broker-dealer is responsible for placing purchase orders promptly with the Distributor and for forwarding payment within three business days.



Net Asset Value


     The Fund's net asset value per share is ordinarily determined as of the close of trading on the NYSE, usually 4:00 p.m. Eastern time, on each day that the NYSE is open for trading ("business day") and on any other day that there is a sufficient degree of trading in investments held by the Fund to affect the net asset value, except that the net asset value may not be determined on any day that there are no transactions in shares of the Fund. The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. In general, the value of the Fund's portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. See the Statement of Additional Information for details.



Telephone Transfers

     Shareholders who elect to use telephone transfer privileges must so indicate on the account application form. The telephone transfer privilege allows a shareholder to effect exchanges from the Fund into an identically registered account in another one of the Parnassus Funds (e.g., The Parnassus Income Trust). Neither the Fund nor Parnassus Investments will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Fund and Parnassus Investments will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Procedures may include one or more of the following: recording all telephone calls requesting telephone exchanges, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone exchange is made. The Fund and Parnassus Investments may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transfers and may choose to make all exchanges in writing. The telephone exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.


HOW TO REDEEM SHARES
--------------------

     You may sell or redeem your Fund shares by offering them for "repurchase" or "redemption" directly to the Fund or through your dealer. If you offer shares through your dealer before the close of the New York Stock Exchange and your dealer transmits your offer to the Distributor before 1:00 p.m. (San Francisco time) that day, you will receive that day's price. Your dealer may charge for this service, but you can avoid this charge by selling your shares directly to the Fund as described below.


     To sell your shares directly to the Fund (that is, to redeem your shares), you must send your written instructions to the Fund at One Market-Steuart Tower #1600, San Francisco, California 94105. You may also send your redemption instructions by FAX to (415) 778-0228 if the redemption is less than $25,000. Your shares will be redeemed at the net asset value next determined after receipt by the Fund of your written instructions in proper form. Give your account number and indicate the number of shares you wish to redeem. All owners of the account must sign unless the account application states that only one signature is necessary for redemptions. All redemption checks must be sent to the address-of-record on the account. The Fund must have a change-of-address on file for 30 days before we send redemption or distribution checks to the new address. Otherwise, we require a signature guarantee or the check must be sent to the old address. If you wish to have redemption proceeds sent by wire transfer or by overnight mail, there will be a charge of $10 per transaction. The Fund usually requires additional documents when shares are registered in the name of a corporation, agent or fiduciary or if you are a surviving joint owner. In the case of a corporation, we usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, we usually require an authorizing document. In the case of a surviving joint owner, we usually require a copy of the death certificate. Contact the Fund by phone at (800) 999-3505 if you have any questions about requirements for redeeming your shares.


     If the Fund has received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Fund will promptly send you a check for the proceeds from the sale. Ordinarily, the Fund must send you a check within seven days unless the New York Stock Exchange is closed for other than weekends or holidays. However, payment may be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the date of such purchase) necessary to determine that the purchase check will be honored. Rules of the Securities and Exchange Commission also authorize delayed redemptions during periods when trading on the Exchange is restricted or during an emergency which makes it impractical for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period authorized by the Commission for the protection of investors.


     REINVESTMENT PRIVILEGE. If you redeem some or all of your shares and then change your mind, you may reinvest them without sales charge at the net asset value if you do so within 60 days. This privilege may be exercised only once by a shareholder with respect to this Fund. However, a shareholder has not used up this one-time privilege if the sole purpose of a prior redemption was to invest the proceeds at net asset value in an Individual Retirement Account or SEP. If the shareholder has realized a gain on the redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may not be allowed as a tax deduction depending on the amount reinvested. If a shareholder redeems shares from the Fund and invests the proceeds in shares of The Parnassus Income Trust, the shareholder may reinvest the proceeds of the redemption of those shares back into the Fund at any time without a sales charge. The Fund resumes the right to modify or eliminate this exchange privilege in the future.

     REDEMPTION OF SMALL ACCOUNTS. The Trustees may, in order to reduce the expenses of the Fund, redeem all of the shares of any shareholder whose account is worth less than $500 as a result of a redemption. The Fund will give shareholders whose shares are being redeemed 60 days' prior written notice in which to purchase sufficient shares to avoid such redemption.



DISTRIBUTIONS AND TAXES
-----------------------


     By paying out substantially all its net investment income (among other things), the Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to continue to qualify and, if so, it will not pay federal income tax on either its net investment income or on its net capital gains. Instead, each shareholder will be responsible for his or her own taxes. All dividends from net investment income together with distributions of short-term capital gains (collectively, "income dividends"), will be taxable as ordinary income to shareholders even though paid in additional shares. Tax-exempt shareholders, of course, will not be required to pay taxes on any amount paid to them. This includes IRAs and other tax-deferred retirement accounts.

     Any net long-term capital gains ("capital gain distributions") distributed to shareholders are taxable as such to shareholders. Tax-exempt shareholders, of course, will not be required to pay taxes on any amounts paid to them. As a result of tax law changes enacted in 1997, there are different maximum federal income tax rates applicable to your capital gain distributions if you are a noncorporate taxpayer depending on the Fund's holding period and your marginal rate of federal income tax -- generally, 28% for gains recognized on securities held for more than one year but not more than 18 months and 20% (10% if you are in the 15% marginal tax bracket) for gains recognized on securities held for more than 18 months.

     Income dividends and capital gain distributions will ordinarily be paid once a year, and they are taxable in the year received. For the convenience of investors, all payments are made in shares of the Fund, and there is no sales charge for this reinvestment. Shareholders who prefer to receive payment of income dividends and/or capital gain distributions in cash should notify the Fund at least five days prior to the payment date. Annually, you will receive on Form 1099 the dollar amount and tax status of all distributions you received.

     The Fund may be required to impose backup withholding at a rate of 31% from any income dividends and capital gain distributions and upon payment of redemption proceeds. Shareholders can eliminate any backup withholding requirements by furnishing certification of taxpayer identification numbers and reporting dividends.

     To the extent that income dividends are derived from qualifying dividends paid by domestic corporations whose shares are owned by the Fund, such dividends, in the hands of the Fund's corporate shareholders, will be eligible for the 70% dividends received deduction.

     The dividend and capital gain distribution is usually made in December of each year. If an investor purchases shares just before the distribution date, he or she will be taxed on the distribution even though it's a return of capital.



PERFORMANCE INFORMATION
-----------------------


     From time to time, the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods. The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund, from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price (maximum sales charge) and that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund. Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value. Quotations of "overall return" are the same as "total return" except that "overall return" calculations do not deduct the sales charge.

     PERFORMANCE  FIGURES
     ---------------------------------------------------------------------------------------------------------------
     FOR PERIODS ENDING DECEMBER 31, 1997         AVERAGE ANNUAL TOTAL RETURN          AVERAGE ANNUAL OVERALL RETURN
     ---------------------------------------------------------------------------------------------------------------
     One Year                                               25.16%                             29.70%
     Five Years                                             13.06%                             13.87%
     Ten Years                                              16.11%                             16.52%

     Total return is the return to an individual shareholder after paying the maximum sales charge.

     Overall return gives the investment  performance  of the Fund.  Overall return does not take into account  payment of the sales charge.  This return figure should be used for  comparative  purposes such as comparing  The Parnassus  Fund's  performance  to published returns in newspapers and magazines.


     The Fund may also advertise its cumulative total return for prior periods and compare its performance to the performance of other selected mutual funds, selected market indicators such as the Standard & Poor's 500 Composite Stock Price Index or non-market indices or averages of mutual fund industry groups.

     The Fund may quote its performance rankings and/or other information as published by recognized independent mutual fund statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which the ranking relates, the number of funds in that category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.


     All Fund performance information is historical and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

     The Fund's annual report contains additional performance information including a discussion by management. You may obtain a copy of the annual report without charge by calling or writing the Fund.

GENERAL INFORMATION
-------------------

     The Fund was organized as a Massachusetts business trust on April 4,1984. The Declaration of Trust provides the Trustees will not be liable for errors of judgement or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust provides that the Fund's shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten per cent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Fund will continue indefinitely.

     Parnassus Investments may also arrange for third parties to provide certain services including account maintenance, recordkeeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay Parnassus Investments an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund's average daily net assets. Parnassus Investments will not keep any of this fee for itself, but will instead use the fee to pay the third-party service providers. (Service providers who do not maintain an omnibus account for their clients will be limited to a fee of 0.10% per annum paid by the Fund. Parnassus Investments, however, may elect to pay such service providers an additional 0.15% from its own funds for a total not to exceed 0.25% per annum.)

     Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Fund's independent auditors.


     Union Bank of California, 475 Sansome Street, San Francisco, California 94111, has been selected as the custodian of the Fund's assets.

     Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Fund's transfer agent and accounting agent. Jerome L. Dodson, the Fund's President, is the sole stockholder of Parnassus Investments.

INVESTMENT ADVISER
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105

LEGAL COUNSEL
Richard D. Silberman, Esq.
465 California Street #1020
San Francisco, California 94104

AUDITORS
Deloitte & Touche LLP
50 Fremont Street
San Francisco, California 94105

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco, California 94111

DISTRIBUTOR
Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105


www.parnassus.com

                               The Parnassus Fund
                                   One Market
                               Steuart Tower #1600
                             San Francisco, CA 94105
                                 (415) 778-0200



                STATEMENT OF ADDITIONAL INFORMATION April 1, 1998





This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's prospectus dated April 1, 1998, a copy of which may be obtained by calling or writing the Fund at the address listed above.






                                TABLE OF CONTENTS

                                                                                Cross-reference to
                                                              Page              page in prospectus
                                                              ----              ------------------
Investment Objective and Policies                              B-2                       4
   Investment Restrictions                                     B-2
   Operating Policies                                          B-3                       5
   Repurchase Agreements                                       B-3
   Lending Portfolio Securities                                B-3
Management                                                     B-4                       6
Performance                                                    B-7                      12
Net Asset Value                                                B-7                      10
Shareholder Services                                           B-7                       8
General                                                        B-8                      13
Financial Statements                                           B-9

                       Investment Objectives and Policies


         The investment objective of the Fund is to realize long-term growth of capital. The Fund's strategy with respect to the composition of its portfolio is described in the prospectus.


Investment Restrictions
-----------------------

         The Fund has adopted the following restrictions (in addition to those indicated in the prospectus) as fundamental policies which may not be changed without the approval of the holders of a "majority" (as defined in the Investment Company Act of 1940 (the "1940 Act") of the Fund's outstanding shares. A vote of the holders of a "majority" (as so defined) of the Fund's outstanding shares means a vote of the holders of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Fund may not:

   (1) With respect to 75% of its total net assets, purchase any security, other than obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), if as a result: (i) more than 5% of the Fund's total net assets would then be invested in securities of a single issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of any one issuer.

   (2) Purchase any security if, as a result, the Fund would have 25% or more of its net assets (at current value) invested in a single industry.

   (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

   (4) Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

   (5) Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Fund will not make additional purchases while borrowings are outstanding.

   (6) Buy or sell commodities or commodity contracts including futures contracts or real estate, real estate limited partnerships or other interests in real estate although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

   (7) Act as underwriter except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

   (8) Participate on a joint (or joint and several) basis in any trading account in securities.

   (9) Invest in securities of other registered investment companies except that the Fund may invest up to 10% of its assets (taken at current value) in other funds, but no more than 5% of its assets in any one fund and the Fund may not own more than 3% of the outstanding voting shares of any one fund except as part of a merger, consolidation or other acquisition.

   (10) Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases although it may invest in the common stocks of companies which invest in or sponsor such programs.

   (11) Make loans except through repurchase agreements; however, the Fund may engage in securities lending and may also acquire debt securities and other obligations consistent with the Fund's investment objective and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.


Operating Policies
------------------

     The Fund has adopted the following operating policies which may be changed by a vote of the majority of the Fund's Trustees:

(1) The Fund may purchase warrants up to a maximum of 5% of the value of its total net assets.

(2) The Fund may not hold or purchase foreign currency except as may be necessary in the settlement of foreign securities transactions.



Repurchase Agreements
---------------------

     The Fund may purchase the following securities subject to repurchase agreements: certificates of deposit, certain bankers' acceptances and securities which are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time the Fund purchases a security, the Fund also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities". The Adviser will consider the creditworthiness of any vendor of repurchase agreements and continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date.

      If there is a default, the Resold Securities constitute security for the repurchase obligation and will be promptly sold by the Fund. However, there may be delays and costs in establishing the Fund's rights to the collateral and the value of the collateral may decline. The Fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights.

     Repurchase agreements can be considered as loans "collateralized" by the Resold Securities (such agreements being defined as "loans" in the 1940 Act). The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian either directly or through a securities depository.



Lending Portfolio Securities
----------------------------

     To generate additional income, the Fund may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. The Fund must receive 102% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. While the Fund does not have the right to vote securities that are on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and the Fund can demand repayment at any time.

                                   MANAGEMENT

The Trustees and Officers of the Fund are as follows:


                                                                         Principal Occupation
Name and Address                             Position with Fund          During Past Five Years
-----------------------------------------------------------------------------------------------

Jerome L. Dodson*                               President                President of the Parnassus Fund and
One Market                                      and Trustee              President and Director of Parnassus
Steuart Tower #1600                                                      Investments since June of 1984; President and
San Francisco, CA 94105                                                  Trustee of Working Assets Money Fund from
                                                                         June 1982 until June 1984 and Trustee from
                                                                         June 1988 until December 1991. President of
                                                                         Continental Savings of America from 1976
                                                                         until 1982.

Howard Fong                             Vice President and Treasurer     Senior Vice President and Chief Financial
The Parnassus Fund                                                       Officer of Continental Savings of America
One Market                                                               from 1979 through June of 1988; Vice
Steuart Tower #1600                                                      President and Treasurer of the Parnassus
San Francisco, CA 94105                                                  Fund and of Parnassus Investments since
                                                                         December of 1988.

David L. Gibson                                   Trustee                Tax Counsel and later, Director of Public
5840 Geary Boulevard                                                     Affairs for the Crown Zellerbach Corporation
San Francisco, CA 94118                                                  1973-1984. Since 1984, attorney in private
                                                                         practice.

Gail L. Horvath                                   Trustee                Owner and Director of New Product
Just Desserts                                                            Development at Just Desserts.
1970 Carroll Avenue
San Francisco, CA 94124

Herbert A. Houston                                Trustee                Chief Executive Officer of the
Haight Ashbury Free Clinics                                              Haight Ashbury Free Clinics, Inc.
Presidio Building 1003
O'Reilly Avenue
San Francisco, CA 94129

Cecilia C.M. Lee                                  Trustee                President of Ultra Media, a Silicon
2048 Corporate Court                                                     Valley-based electronics firm.
San Jose, CA 95131

Leo T. McCarthy                                   Trustee                President of the Daniel Group, a
One Market                                                               partnership involved in foreign
Steuart Tower #1600                                                      trade. Directorships include Linear
San Francisco, CA 94105                                                  Technology, Open Data Systems and
                                                                         the U.S. National Gambling Impact
                                                                         Study Commission. A former member of
                                                                         the California State Assembly and
                                                                         former Lieutenant Governor of the
                                                                         State of California.



                                                    B-4





Donald E. O'Connor                                Trustee                Retired. Executive for the
One Market                                                               Investment Company Institute
Steuart Tower #1600                                                      1969-1997. He currently serves as a
San Francisco, CA 94105                                                  Trustee of the Advisors Series
                                                                         Trust, another mutual fund.

Howard M. Shapiro                                 Trustee                Consultant to non-profit organizations
American Bank Building                                                   specializing in marketing, fund-raising
Portland, OR 97205                                                       organizational structure. He is Chairman
                                                                         of  the Board of  the Portland Housing
                                                                         Authority and Vice Chairman of  the
                                                                         Board of  the Albina Community Bank in
                                                                         Portland. He also serves on  the  Board
                                                                         of Oregon's State Accident Insurance Fund
                                                                         and the Multnomah County Investment Council.

Joan Shapiro                                      Trustee                Consultant in development banking, community
One Market                                                               reinvestment, ethical investing, and
Steuart Tower #1600                                                      corporate social responsibility. Executive
San Francisco, CA 94105                                                  with South Shore Bank of Chicago 1977-1997.

Richard D. Silberman                             Secretary               Attorney specializing in business
465 California St. #1020                                                 and securities law. Private practice.
San Francisco, CA 94104


The Fund pays each of its Trustees who is not affiliated with the Adviser or the Distributor annual fees of $10,500 in addition to reimbursement for certain out-of-pocket expenses. The Trustees and Officers of the Fund as a group own less than 1% of the Fund's outstanding shares.


*"Interested" Trustee as defined in the 1940 Act.

                                 CONTROL PERSONS


     As of December 31, 1997, no shareholder owned more than 5% of the outstanding securities of the Fund. Trustees and Officers of the Parnassus Fund owned less than 1% of the outstanding shares.



The Adviser
-----------

     Parnassus Investments acts as the Fund's investment adviser. Under Parnassus Investment's Investment Advisory Agreement ("Agreement") with the Fund, Parnassus Investments acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the Fund in accordance with its investment objective, policies and limitations. Parnassus Investments also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments and pays the salaries and fees of all officers and all Trustees of the Fund who are "interested persons." Parnassus Investments also provides the management and administrative services necessary for the operation of the Fund including supervising relations with the custodian, transfer agent, independent accountants and attorneys. The Adviser also prepares all shareholder communication, maintains the Fund's records, registers the Fund's shares under state and federal laws and does the staff work for the Board of Trustees.


     The Agreement provides that the Adviser shall not be liable to the Fund for any loss to the Fund except by reason of the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     The Fund pays the Adviser a fee for services performed at the annual rate of 1% of the Fund's average daily net assets up to $10 million, then declining to 0.75% of assets above $10 million up to $30 million, 0.70% above $30 million up to $100 million, 0.65% above $100 million to $200 million, 0.60% of the amount above $200 million. Any such reductions are accrued and paid in the same manner as the Adviser's fee and are subject to readjustment during the year. During 1995, 1996 and 1997, the Fund paid to Parnassus Investments under the investment advisory contract the sums of $1,582,602, $1,736,345 and $2,120,608, respectively.

     As the Fund's underwriter, Parnassus Investments makes a continuous offering of the Fund's shares and receives fees and commissions for distributing the Fund's shares. For 1995, 1996 and 1997, Parnassus Investments received $1,897,143, $663,213 and $447,056, respectively, of which amounts the following was paid to other broker/dealers: $564,362 in 1995, $220,044 in 1996 and $160,162 in 1997.



Portfolio Transactions and Brokerage
------------------------------------

     The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgement, implement the policy of the Fund to achieve "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Fund and/or other accounts of the Adviser. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts for which it exercises investment discretion and that the Adviser shall use its judgement in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services.


     The Fund recognizes in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question. The Adviser is also authorized in the Agreement to consider sales of Fund shares as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution," as defined above.

     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Adviser receives for the Fund's brokerage commissions, whether or not useful to the Fund, may be useful to the Adviser in managing the accounts of the Adviser's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund. To the extent that electronic or other products provided by brokers are used by the Adviser for research purposes, the Adviser will use its best judgement to make a reasonable allocation of the cost of the product attributable to non-research use.

     The Adviser may also use brokerage commissions to reduce certain expenses of the Fund subject to "best execution." For example, the Adviser may enter into an agreement to have a brokerage firm pay part or all of the Fund's custodian fee since this benefits the Fund's shareholders.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased directly from an issuer in which case, no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     During 1995, 1996 and 1997, the Fund paid $578,760,  $617,143 and $574,269, respectively, in brokerage commissions. Of those amounts, the following was paid in conjunction with research services: $317,075 in 1995, $327,624 in 1996 and $525,000 in 1997.

     Parnassus Investments has clients other than the Parnassus Fund that have objectives similar to the Fund. Normally, orders for securities trades are placed separately for each client. However, some recommendations may result in simultaneous buying or selling of securities along with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders, and in some situations, orders for different clients may be grouped together. In certain cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.



                             PERFORMANCE ADVERTISING

     The Fund's average annual total return (computed in the manner described in the prospectus) for the one, five and ten year periods ending December 31, 1997 was 25.16%, 13.06% and 16.11%. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance.


                                 NET ASSET VALUE

     In determining the net asset value of the Fund's shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the New York Stock Exchange (which is currently 4:00 pm New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities traded on The Nasdaq Stock Market are also valued at the last recorded sale price as of 4:00 pm New York time. Other unlisted securities are valued at the quoted bid price in the over-the-counter market. Bonds and other fixed-income securities are valued by a third-party pricing service. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value) if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.


                              SHAREHOLDER SERVICES

Statement of Intention
----------------------

     Reduced sales charges are available to investors who enter into a written Statement of Intention (Letter of Intent) providing for the purchase within a thirteen-month period of a specified number of shares of the Fund. All shares of the Fund previously purchased and still owned are also included at the then net asset value in determining the applicable reduction.

     A  Statement  of  Intention  permits  a  purchaser  to  establish  a  total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal as if it were a single investment. Shares totaling 3.5% of the dollar amount of the

Statement of Intention will be held in escrow by the Transfer Agent in the name of the shareholder. The effective date of a Statement of Intention may be back-dated up to 90 days in order that investments made during this 90-day period, valued at purchaser's cost, can be applied to the fulfillment of the Statement of Intention goal.
     The Statement of Intention does not obligate the investor to purchase nor the Fund to sell the indicated amount. In the event the Statement of Intention goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales commission otherwise applicable to the purchases made during this period and sales charges actually paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales commission, a price adjustment is made by refunding to the purchaser the amount of excess sales commissions, if any, paid during the thirteen-month period. Investors electing to purchase shares of the Fund pursuant to a Statement of Intention should carefully read such Statement of Intention.


Systematic Withdrawal Plan
--------------------------


     A Systematic Withdrawal Plan (the "Plan") is available for shareholders having shares of the Fund with a minimum value of $10,000 based upon the offering price. The Plan provides for monthly checks in an amount not less than $100 or quarterly checks in an amount not less than $200.

     Dividends and capital gain distributions on shares held under the Plan are invested in additional full and fractional shares at net asset value. Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and capital gain distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


     Furthermore, each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may invest $10,000 or more in a Systematic Withdrawal
Plan, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to the purchase of additional shares.


Tax-Sheltered Retirement Plans
------------------------------

     Through the Distributor, retirement plans are available: Individual Retirement Accounts (IRAs) and Simplified Employee Pension Plans (SEPs). Adoption of such plans should be on advice of legal counsel or tax adviser. Retirement accounts have a minimum initial investment of $500 and each subsequent investment must be at least $50. For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.


                                     GENERAL


     The Fund was organized as a Massachusetts business trust on April 4, 1984. Its Declaration of Trust permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share.
Certificates representing shares will not be issued. Upon the Fund's liquidation, all shareholders would share pro rata in its net assets available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional series of shares or classes thereof which may have separate assets and liabilities and which may differ from each other as to dividends and other features. Shares of each series or class thereof would be entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Trustees.

     The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgement thereon. Thus, while Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Fund would be unable to meets its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgement or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Fund's independent auditors.

     Union Bank of California, 475 Sansome Street, San Francisco, California 94111, has been selected as the custodian of the Fund's assets. Shareholder inquiries should be directed to the Fund.

     Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Fund's transfer agent and accounting agent. As transfer agent, Parnassus Investments receives a fee of $2.30 per account per month. As accounting agent, Parnassus Investments receives a fee of $70,000 per year. Jerome L. Dodson, the Fund's President, is the sole stockholder of Parnassus Investments.

                              FINANCIAL STATEMENTS

     The Fund's Annual Report to Shareholders dated December 31, 1997, is expressly incorporated by reference and made a part of this Statement of Additional Information. A copy of the Annual Report which contains the Fund's audited financial statements for the year ending December 31, 1997, may be obtained free of charge by writing or calling the Fund.

                                     PART C
                                OTHER INFORMATION


Item 24. Financial Statements and Exhibits

                  (a) Financial Statements


                           (i) Selected financial highlights from January 1, 1988, through December 31, 1997, appears in Part A.

                           (ii) Audited financial statements as of December 31, 1997, are incorporated by reference. These statements appear in the annual report dated December 31, 1997, and are on file with the Commission. Financial statements include statement of assets and liabilities, statement of operations, statement of changes in net assets, Portfolio of Investments by Industry Classification, notes to financial statements and independent auditors' report.

                  (b) Exhibits

                           (1) Declaration of Trust and Supplemental Declaration
                               of Trust: to follow

                           (2) By-laws: to follow

                           (3) Not applicable

                           (4) Not applicable

                           (5) Investment advisory contract: to follow

                           (6) Distribution agreement and dealer agreement:
                               on file

                           (7) Not applicable

                           (8) Custodian agreement: on file

                           (9) Shareholder Servicing Plan and Agreement: on file

                          (10) Opinion and Consent of Counsel: on file

                          (11) Consent of Deloitte & Touche LLP: to follow

                          (12) Not applicable

                          (13) Investment letters: on file

                          (14) Individual Retirement Account Form: on file;
                               Simplified Employee Pension Plan: on file

                          (15) Not applicable

                          (16) Schedule for computation of each performance
                               quote: on file



Item 25. Persons  Controlled  by or under Common  Control with  Registrant:
         Registrant is not controlled by or under common control with any other person, except to the extent Registrant may be deemed to be under common control with the Parnassus Income Trust by virtue of having the same individuals as Trustees.


Item 26. Number of Holders of Securities: As of December 31, 1997, there were 20,550 holders of the Registrant's shares of beneficial interest.


Item 27. Indemnification: Under the provisions of the Fund's Declaration of Trust, the Fund will indemnify its present or former Trustees, officers, employees and certain other agents against liability incurred in such capacity except that no such person may be indemnified if there has been an adjudication of liability against that person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


Item 28. The Fund's investment adviser, Parnassus Investments, is the investment adviser to The Parnassus Income Trust and also serves as investment adviser for separate portfolios.

Item 29. (a) Parnassus Investments serves  as underwriter for both the Parnassus
             Fund and the Parnassus Income Trust.


         (b) The officers and directors of Parnassus Investments are as follows:

  Name and Principal
  Business Address                           Position with Distributor              Position with Registrant
  ----------------------------------------------------------------------------------------------------------
  Jerome L. Dodson                           President and Director                 President and Trustee
  One Market
  Steuart Tower #1600
  San Francisco, CA 94105

  Howard Fong                                Treasurer                              Vice President and
  One Market                                                                        Treasurer
  Steuart Tower #1600
  San Francisco, CA 94105

  Susan Loughridge                           Secretary                              None
  One Market
  Steuart Tower #1600
  San Francisco, CA 94105

  Thao N. Dodson                             Director                               None
  One Market
  Steuart Tower #1600
  San Francisco, CA 94105

              (c) None

Item 30. Location of Accounts and Records:   All accounts, books and records are
         in the physical possession of Jerome L. Dodson at Registrant's headquarters at One Market, Steuart Tower #1600, San Francisco, CA 94105.

Item 31. Management Services: Discussed in Part A.

Item 32. Not applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (a) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City and County of San Francisco and the State of California on the 15th day of January 1998.


                                             The Parnassus Fund

                                                  (Registrant)



                                             By:_____________________
                                                  Jerome L. Dodson
                                                     President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                                Title                           Date
---------                                -----                           ----


                           Principal Executive Officer
                                   and Trustee
________________                                                 _______________
Jerome L. Dodson



                                    Trustee
________________                                                 _______________
Gail L. Horvath



                                    Trustee
________________                                                 _______________
David L. Gibson



                             Principle Financial and             _______________
________________               Accounting Officer
Howard Fong